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                                                                 (Exhibit 10.36)
                               XYNERGY CORPORATION
                        269 So. Beverly Drive, Suite 938
                             Beverly Hills, CA 90212
                                 (310) 274-0086
                                  (Letterhead)

Via Facsimile & U.S. Mail
-------------------------

March 8, 2004

Henry Schiffer, C.PA.
315 So. Beverly Drive, Suite 211
Beverly Hills, CA 90212

Dear Henry:

We have retained another accountancy firm to conduct our audit for the period ending December 31, 2003. As required by SEC rules, we are filing the attached Form 8-K for notification.

We are therefore requesting that you write a letter to the Securities and Exchange Commission stating whether you agree or disagree with the statements made in Item 4 of the Form 8-K.

Please call me or Edward A. Rose, Jr., (760 432-6102) our Due Diligence Consultant, with any questions. Thank you for your anticipated cooperation in this matter.

Sincerely,


/s/ Raquel Zepeda
------------------------
Raquel Zepeda
President

Enclosures

cc:      Edward A. Rose, Jr.